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                                                               Exhibit 10.2

                         COLLATERAL ASSIGNMENT OF LEASES

         THIS COLLATERAL ASSIGNMENT OF LEASES ("ASSIGNMENT") dated as of this 29th day of April, 1998, is made by and between SPINCYLE, INC., a Delaware corporation (the "BORROWER") and HELLER FINANCIAL, INC., a Delaware corporation, as Agent for the ratable benefit of the Lenders (hereinafter defined) (in such capacity, hereinafter referred to as the "ASSIGNEE").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has entered into a certain Loan and Security Agreement dated as of April 29, 1998 with the Lenders signatory thereto (the "LENDERS") and the Assignee (hereinafter, as it may from time to time be amended, modified, or supplemented, referred to as the "LOAN AGREEMENT") pursuant to which the Lenders have agreed to lend to the Borrower up to the principal amount set forth therein and to provide certain other financial accommodations to the Borrower, subject to and upon the terms and conditions of the Loan Agreement;

         WHEREAS, the Borrower is the lessee relative to certain lots or parcels of real property (collectively, the "PREMISES") pursuant to certain leases described on Exhibit A attached hereto and made a part hereof (such leases, together with any and all renewals, extensions, amendments and supplements thereto, are hereinafter referred to individually as a "LEASE" and collectively as the "LEASES"); and

         WHEREAS, as a condition to the extension by the Lenders to the Borrower of the financial accommodations described in the Loan Agreement, the Lenders have required that the Borrower enter into this Assignment to secure the payment and performance of the Borrower's "Obligations" (as such term is defined in the Loan Agreement) to the Lenders and the Assignee as well as the payment and performance obligations related to this Assignment (the aforesaid Obligations of the Borrower being hereinafter referred to as the "OBLIGATIONS"; each, an "OBLIGATION");

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees with the Assignee as follows:

         1. Subject to the provisions of Paragraphs 3 and 10 of this Assignment, and as collateral security for the payment and performance of Borrower's Obligations, the Borrower hereby assigns, transfers and sets over to the Assignee for the ratable benefit of the Lenders any and all of the Borrower's right, title and interest, powers, privileges and other benefits as lessee or grantee under each Lease, including, without limitation, but subject to any limitation on any of the following that may be set forth in the Lease, (a) the right to enter upon, take possession of and use any and all property leased or granted to the Borrower, (b) the right to make all waivers and agreements, to give all notices, consents and releases, to take all action upon the happening of any default giving rise to a right in favor of the Borrower under each Lease, to exercise the Borrower's rights as lessee under 11 U.S.C. Section 365(h) (including, without limitation, the Borrower's right to remain in possession of or to use the Premises), and (c) the right to do any and all other things whatsoever which the Borrower
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is or may become entitled to do under any of the Leases. The Borrower represents and warrants that a true and correct copy of each Lease has been previously delivered to the Assignee.

         2. Upon the occurrence of an "Event of Default" (as defined in the Loan Agreement) or any failure of the Borrower to perform or discharge its obligations, covenants, agreements or duties hereunder or under any of the Leases, the Borrower agrees that, at the option of the Assignee and in addition to such other rights and remedies as may be afforded to the Lenders and the Assignee under the Loan Agreement, by law or in equity, the Assignee shall have the right, upon giving notice to the Borrower in accordance with the notice provisions of the Loan Agreement or obtaining the consent of the Borrower, to exercise, enforce or avail itself of any of the rights, powers, privileges, authorizations or benefits assigned and transferred to the Assignee pursuant to this Assignment, including, without limitation, the right to enter upon and take possession of any of the Premises by or through its own action or that of any agents or assigns, in which event the Borrower agrees to peacefully vacate and surrender such Premises to the Assignee or its agents or assigns.

         3. This Assignment is executed only as security for Borrower's Obligations and, therefore, the execution and delivery of this Assignment shall not subject the Assignee or any of the Lenders to, or transfer or pass to the Assignee or any of the Lenders or in any way affect or modify, the liability of the Borrower under each of the Leases, it being understood and agreed that, notwithstanding this Assignment or any subsequent assignment, all of the obligations of the Borrower to each and every other party under each Lease shall be and remain enforceable by such other party, its successors and assigns, against, but only against, the Borrower or persons other than the Assignee, the Lenders and their successors and assigns.

         4. To protect the security afforded by this Assignment, the Borrower agrees as follows:

            a. Subject to any express provision within the Lease which may grant the Borrower a right to contest, the Borrower shall, within the time periods provided therein, perform and discharge each and every material obligation, covenant, condition, duty and agreement which each Lease provides is to be performed by the Borrower.

            b. Without the prior written consent of the Assignee (which consent shall not be unreasonably withheld, conditioned or delayed), the Borrower shall not materially amend, modify or otherwise change or terminate (other than as a result of a landlord's default thereunder) any of the Leases.

            c. At the Borrower's sole cost and expense, the Borrower shall appear in and defend any action or proceedings arising under, growing out of or in any manner connected with the obligations, covenants, conditions, duties, agreements or liabilities of the Borrower under any of the Leases which if adversely determined could have a Material Adverse Effect.

            d. Without the prior written consent of the Assignee (which consent shall not be unreasonably withheld, conditioned or delayed), the Borrower shall not elect to treat any Lease as terminated under 11 U.S.C. Section 365(h)(1) in any bankruptcy proceeding, and shall not set off against


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the rent due under any such Lease, pursuant to 11 U.S.C. Section 365(h)(2), the amount of any damages caused by the nonperformance of the lessor under such Lease following the rejection of such Lease by lessor.

            e. Without the prior written consent of the Assignee (which consent shall not be unreasonably withheld, conditioned or delayed), the Borrower shall not commence or compromise any action, suit, proceeding or case, or file any application or make any motion affecting any Lease in any bankruptcy proceeding.

            f. Should the Borrower fail to perform or discharge its obligations or duties under any Lease as required in subparagraph 4(a) above or under this Assignment, then the Assignee may, but shall have no obligation to (and shall not thereby release the Borrower from any Obligation hereunder), perform or discharge any such obligation or duty under any such Lease to such extent as the Assignee may deem reasonably necessary or advisable to protect the security provided hereby, including appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of the Assignee hereunder. In exercising any such powers, the Assignee may pay necessary and reasonable costs (including reasonable attorneys' and paralegals' fees and expenses), and all such expenses paid or incurred by the Assignee shall be additional obligations of Borrower pursuant to the Loan Agreement, payable upon demand, and shall bear interest at the Default Rate of interest applicable to Base Rate Loans set forth in the Loan Agreement.

            g. Upon either the occurrence of an Event of Default or the failure of the Borrower to perform or discharge its obligations under this Assignment, the Assignee shall have the right to assign Borrower's rights and interests in the Leases to the extent permitted by the terms of the Leases.

         5. The Assignee (in the name of the Borrower or otherwise) may, after the occurrence of an Event of Default, ask, require, demand, receive and give acquittance for every payment under or arising out of any of the Leases to which the Borrower is or may become entitled, including, without limitation, any damage resulting from any rejection of any Lease by the lessor thereunder in any bankruptcy proceeding involving such lessor, to enforce compliance by any other party with any term or provision of any Lease, to endorse each and every check or other instrument or order in connection therewith, and to file any claim, take any action, or institute any proceeding which the Assignee may deem to be necessary or advisable.

         6. Until Borrower's Obligations are fully paid and discharged, this Assignment and all representations, warranties, covenants, agreements, grants of security and other terms and provisions hereof shall remain in full force and effect. No termination or cancellation (regardless of cause or procedure) of this Assignment shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the Borrower or the Assignee in any way or respect relating to (i) any transaction or event occurring prior to such termination or cancellation and/or (ii) any of the undertakings, agreements, covenants, warranties and representations of the Borrower contained in


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this Assignment. All such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation.

         7. The Borrower shall, from time to time, do and perform any other act or acts and shall execute, acknowledge, deliver and file, register, record (and shall re-file, re-register and re-record whenever required) any further instruments, including any extensions and renewals thereof, required by law or reasonably requested by the Assignee in order to confirm, or further assure, the interests of the Assignee hereunder.

         8. If the Assignee shall convey or assign its rights under or pursuant to the Loan Agreement to any successor or assign, then the Assignee may assign to such successor or assign any of the rights assigned to it hereby, or arising under any of the Leases. In such event, such successor or assign shall enjoy all rights and privileges and be subject to all obligations of the assignor hereunder and there shall be no further liability of the Assignee hereunder or under any of the Leases arising after the date of such assignment. The Assignee shall give prompt written notice to the Borrower of any such assignment.

         9. The Borrower shall cause a copy of every notice or communication received from any of the other parties to any Lease, which notices or communication shall notify the Borrower of any default or event of default on the part of the Borrower under any such Lease to be delivered to the Assignee within ten Business Days of the Borrower's receipt of said notice or communication in the manner and at the place provided for in the Loan Agreement for the giving of notices thereunder, or at such other address or in such other manner as the Assignee shall designate in writing upon no less than ten (10) days written notice. The Borrower shall promptly notify the Assignee upon receiving notice of the filing of any bankruptcy petition by or against, or the institution of any insolvency or reorganization proceeding involving the lessor under any Lease, and shall thereafter keep the Assignee informed of any information which comes to the Borrower's attention in connection with such bankruptcy, insolvency or reorganization proceeding. Without limiting the generality of the foregoing, the Borrower shall provide the Assignee with copies of all notices, summonses, pleadings, applications and other documents received by the Borrower in connection with any such proceeding.

         10. The Assignee hereby agrees with the Borrower that notwithstanding anything to the contrary contained herein, so long as both (a) no Default or Event of Default exists under the Loan Agreement, and (b) the Borrower is not in default of any of its obligations, covenants, agreements or duties hereunder:
(i) the Assignee shall neither exercise, enforce or avail itself of, nor seek to exercise, enforce or avail itself of any of the rights, powers, privileges, authorizations or benefits assigned and transferred to the Assignee pursuant to this Assignment, and (ii) the Borrower may exercise or enforce, or seek to exercise or enforce such rights, powers, privileges, authorizations or benefits under the Leases.


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         11. All terms used herein which are not defined herein but are defined in the Loan Agreement shall have the meanings ascribed to them therein. In the event of a conflict between the terms and provisions of this Assignment and the terms and provisions of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

         12. Except to the extent that the laws of the state where any Premises is located must be applied, this Assignment shall be governed and controlled by the internal laws of the State of Illinois.

         13. If any provision of this Assignment or the application thereof to the Borrower or circumstance is held invalid or unenforceable, the remainder of this Assignment and the application of such provision will not be affected thereby and the provisions of this Assignment shall be severable in any such instance. If the execution and effect of this Assignment shall constitute a breach or default under the terms of any Lease for any reason including, without limitation, the failure to procure the prior consent of any lessor, then this Assignment shall be deemed to be of no force or effect with respect to any such Lease.

         14. This Assignment shall be binding upon and inure to the benefit of the successors and assigns of the Borrower and the Assignee and their respective successors and assigns, provided, however, that inasmuch as the terms of any Lease prohibit any assignments by the Borrower without the consent of the landlord under any such Lease, the Assignee acknowledges that it shall be required to obtain the consent of such landlord and the Borrower acknowledges and agrees that it shall use its best efforts to obtain such consent.

         15. Any notice(s) required or desired to be given hereunder shall be delivered to the recipient party in the manner and at the place provided for in the Loan Agreement for the giving of notices thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their respective duly authorized officers all as of the date first above written.


BORROWER:

SPINCYLE, INC.,
A DELAWARE CORPORATION

BY: /s/
   ---------------------------------
    ITS:
        ----------------------------


ASSIGNEE:

HELLER FINANCIAL, INC., AS AGENT
A DELAWARE CORPORATION

BY: /s/
   ---------------------------------
    ITS:
        ----------------------------


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STATE OF NEW YORK                   )
                                    ) SS.:
COUNTY OF NEW YORK                  )


         On this ____ day of April, 1998, before me, the undersigned, a Notary Public in and for the State set forth above, personally appeared ___________________________, to me personally known, who, being by me duly sworn, did say that he is the above-indicated authorized officer of SPINCYCLE, INC., a Delaware corporation; and that the foregoing officer of the company acknowledged execution of the instrument to be the voluntary act and deed of said company.

         IN TESTIMONY WHEREOF, I have hereunto set by hand and affixed my official seal in the County and State aforesaid, the day and year first above written.


                  {SEAL}                      /s/
                                                 -----------------------------
                                                         NOTARY PUBLIC




STATE OF NEW YORK                    )
                                     ) SS.:
COUNTY OF NEW YORK                   )


            On this ____ day of April, 1998, before me, the undersigned, a Notary Public in and for the State set forth above, personally appeared ___________________________, to me personally known, who, being by me duly sworn, did say that he is the above-indicated authorized officer of HELLER FINANCIAL, INC., a Delaware corporation; and that the foregoing officer of the company acknowledged execution of the instrument to be the voluntary act and deed of said company.

         IN TESTIMONY WHEREOF, I have hereunto set by hand and affixed my official seal in the County and State aforesaid, the day and year first above written.


                  {SEAL}                     /s/
                                                ------------------------------
                                                        NOTARY PUBLIC



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                                    EXHIBIT A

                                     LEASES

                                  SEE ATTACHED